Exhibit 10.32

AMENDMENT NO. 03 TO THE LOAN AND SECURITY AGREEMENT

DATED JUNE 30, 2004

Dated March 20, 2007

THIS AMENDMENT NO. 03 (“Amendment 03”) to that certain Loan and Security Agreement No. 4091 dated June 30, 2004 (the “Agreement”) is entered into as of March 20, 2007, by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender have previously entered into the Agreement; and

WHEREAS, Borrower has requested Lender restructure the term loan financing entered into in connection with Amendment 02 dated July 31, 2006; and

WHEREAS, Borrower has requested Lender provide additional term loan financing in the amount of $10,000,000, the proceeds of which shall be used by Borrower to finance the Acquisitions (as defined below); and

WHEREAS, Lender has agreed to do so under the Agreement, subject to all of the terms and conditions hereof and of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

I. Section 1.1, the following definitions shall be added to the Agreement:

“Acquisitions” mean the acquisition by Borrower of MBI Israel, MBI Turkey and Integrity.

“Additional Warrants” mean the Warrants in favor of Lender and LCP-IV to purchase securities of Borrower, substantially in the form of Exhibit C-3 and C-4 attached to this Amendment 03 issued in conjunction with the restructure of Commitment Two and in conjunction with Commitment Three.

“Commitment Three” means $10,000,000.

“Integrity” means Integrity Systems Ltd., a company organized under the laws of Israel.

“MBI Israel” means MBI Advanced Computer Systems Ltd., a company organized under the laws of Israel.

“MBI Turkey” means MBI Data Protection Solutions Ltd., a company organized under the laws of Turkey and a Subsidiary of MBI Israel.

II. Section 1.1, the following definitions of the Agreement shall be deleted in their entirety and replaced with the following:

“Basic Rate” means (i) for Commitment One, a per annum rate of interest equal to 7.00%; and (ii) for Commitment Two and Commitment Three, a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to adjustment as provided in the Loan Agreement. On and after the Loan Commencement Date for Advances funded under Commitment Two, the Basic Rate for Advances funded under Commitment Two shall be fixed and not subject to any further adjustments. On and after the Loan Commencement Date for Advances funded under Commitment Three, the Basic Rate for Advances funded under Commitment Three shall be fixed and not subject to any further adjustments.

“Commitment” means collectively Commitment One, Commitment Two, and Commitment Three.

“Commitment Fee” means (i) $7,500 for Commitment One; (ii) $7,500 for Commitment Two and (iii) $7,500 for Commitment Three.

“Commitment Termination Date” means the earliest to occur of (i) (a) June 30, 2005 for Commitment One, (b) December 31, 2006 for Commitment Two, and (c) August 31, 2007 for Commitment Three; (ii) any Default or Event of Default; (iii) the date at which Mark Shirman ceases to be Chief Executive Officer of Borrower; or (iv) Borrower shall not be in the business of providing enterprise data storage consulting services, as of the date of any Notice of Borrowing.

“Foreign Entities” means (i) GlassHouse (UK); (ii) GlassHouse Germany; (iii) MBI Israel; (iv) MBI Turkey; and (v) Integrity.

“Foreign Guarantees” means (i) those guaranty agreements given to Lender by Glasshouse (UK) in the form attached to Amendment 02 as Exhibit J and those guaranty agreements to be given to Lender by MBI Israel and Integrity substantially in the forms attached hereto as Exhibit J-1 following the Acquisitions.

“Foreign Perfection Documents” means (i) those agreements between Lender, on one hand, and GlassHouse UK, on the other hand, in the form attached to Amendment 02 as Exhibit K and (ii) those agreements between Lender, on one hand, and MBI Israel, on the other hand, substantially in the form attached hereto as Exhibit K-1 (including all schedules and exhibits) and (iii) those agreements between Lender, on one hand, and Integrity, on the other hand, substantially in the form attached hereto as Exhibit K-2 (including all schedules and exhibits) following the Acquisitions.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Lender, whether or not suit is brought; provided, however, that (i) Lender’s Expenses for the preparation and negotiation of the initial set of Loan Documents for Commitment One shall not exceed $7,500; (ii) Lender’s Expenses for the preparation and negotiation of the initial set of Loan Documents for Commitment Two shall not exceed $7,500; and (iii) Lender’s Expenses for the preparation and negotiation of the initial set of Loan Documents for Commitment Three shall not exceed $15,000, provided, however, Borrower shall pay all expenses of Lender’s foreign counsel in connection with any perfection of Lender’s interests in MBI Israel, MBI Turkey or Integrity following the Acquisitions. Lender will apply deposits received before the date hereof, if any, towards Lender’s Expenses.

“Loan Commencement Date” means (i) July 1, 2005 for Advances funded under Commitment One; (ii) October 1, 2007 for Advances funded under Commitment Two; and (iii) September 1, 2007 for Advances funded under Commitment Three.

“Loan Documents” means, collectively, the Agreement, Amendment 02, Amendment 03, the Warrants, the Foreign Guaranteees, the Foreign Perfection Documents, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender or Lender and any Subsidiary in connection with the Loan, all as amended or extended from time to time.

“Note” means (i) a Secured Promissory Note in the form of Exhibit B attached to the Agreement; (ii) a Secured Promissory Note in the form of Exhibit B-1 attached to Amendment 02 for Advances funded under Commitment Two; and (iii) a Secured Promissory Note in the form of Exhibit B-2 attached to this Amendment 03 for Advances funded under Commitment Three.

“Notice of Borrowing” means the form attached to this Amendment 03 as Exhibit D-2 for Advances requested under Commitment Three.

“Stock Pledge Agreement” means (i) the agreement between Lender and Borrower, in the form attached as Exhibit L to Amendment 02 by which Borrower shall pledge as Collateral for Lender hereunder, the outstanding stock of GlassHouse (UK) and (ii) the forms attached hereto as Exhibit L-1 by which Borrower shall pledge as Collateral for Lender hereunder the outstanding stock of MBI Israel and Integrity following the Acquisitions.

“Warrants” means (i) the Warrants in favor of Lender and LCP-IV to purchase securities of Borrower substantially in the form of Exhibit C to the Agreement issued in conjunction with Commitment One, (ii) the New Warrants and (iii) the Additional Warrants.

III. Section 2.2 The Advances shall be deleted and replaced with the following:

2.2 The Advances. A Note setting forth the specific terms of repayment will evidence each Advance. No Advance under Commitment One will be made for less than $1,000,000. No Advance under Commitment Two or Commitment Three will be made for less than $500,000. Absence of a Note evidencing any portion of the Loan shall not impair Borrower’s obligation to repay it to Lender.

IV. Section 3, Conditions of Advances, a new Section 3.4 shall be added:

3.4 Conditions Precedent to Initial Advance under Commitment Three:

(a) This Amendment 03 duly executed by Borrower.

(b) The Additional Warrants to be issued to Lender duly executed by Borrower.

(c) An Incumbency Certificate, attached to this Amendment 03 as Exhibit E-2 with copies of the following documents attached: (i) the certificate of incorporation and by-laws or other organizational documents of Borrower certified by Borrower as being in full force and effect as of the date of Amendment 03, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of Amendment 03 and each of the other Loan Documents.

(d) A good standing certificate from Borrower’s state of incorporation or formation and the state in which Borrower’s principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

(e) All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of this Agreement, Amendment 03, the Additional Warrants, and the other Loan Documents.

(f) Borrower shall have satisfied all the conditions set forth in Section 3.1 and 3.2 of the Agreement.

(g) Borrower reaffirms the representations and warranties made to Lender in the Agreement as of the date hereof as though fully set forth herein.

V. Section 6, Affirmative Covenants

Section 6.7 shall be deleted in its entirety and replaced with the following:

6.7 Further Assurances. At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as Lender may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected and of first priority Lender’s security interests in the Collateral, and to effect and maintain ACH payment arrangements. Borrower’s Subsidiary, The Storage Group., a Delaware corporation and wholly-owned Subsidiary of Borrower, does not conduct any trade or business and has no assets of any material nature, and Borrower shall take such steps necessary to liquidate such Subsidiary within 60 days of the date hereof. Borrower’s Subsidiary, GlassHouse Germany does not conduct any trade or business and has no assets of any material nature. In the event any Subsidiary conducts any trade or business or has any material assets, Borrower shall provide written notice thereof to Lender within 5 business days following such event and shall cause such Subsidiary to execute and deliver such further documents, instruments or information and take such further action as Lender may reasonably request to create and perfect a first priority (subject to Permitted Liens) security interest in all of such Subsidiary’s assets in favor of Lender. Within 20 days after the funding of the initial Advance under Commitment Three, Borrower shall deliver the Foreign Perfection Documents, Foreign Guarantees and Stock Pledge Agreements, as applicable.

A new Section 6.8, Special Officer’s Certificate shall be added as follows:

6.8 Special Officer’s Certificate. Borrower shall cause MBI Israel and Integrity to incur no more than $3,000,000 in Indebtedness in the aggregate under MBI Israel’s and Integrity’s respective banking relationships with Bank Leumi and, as applicable, Discount Bank. At the end of each quarter, Borrower shall deliver to Lender a Special Officer’s Certificate, in the form attached hereto as Exhibit M, affirming compliance with this Section 6.8.

VI. Section 7, Negative Covenants.

Section 7.9 shall be deleted and replaced with the following:

7.9 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest.

Section 7.10 shall be deleted and replaced with the following:

7.10 Maintenance of Subsidiaries. Borrower shall not, and shall not permit or cause any Subsidiary to, (i) sell, dispose of, convey, or allow a Lien to arise on any of its assets, including Intellectual Property owned by such Subsidiary (and for this purpose, the definition of “Intellectual Property” shall be deemed to refer to such Subsidiary) except for non-exclusive licenses entered into in the ordinary course of business; (ii) divest or “spin-off” any Subsidiary except where as a result of such transaction Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of such Subsidiary; (iii) merge or consolidate any Subsidiary with or into another entity (unless as a result of such merger Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of the surviving entity); (iv) permit a Change of Control (as defined below) of any Subsidiary; (v) permit a Lien other than Permitted Liens, (and for this purpose, the definitions of “Lien” and “Permitted Liens” shall be deemed to refer to such Subsidiary), to arise on, or make a pledge of, any capital stock of any Subsidiary in favor of any person other than Lender; or (vi) materially change the corporate structure and business operations of the Borrower and its Subsidiaries taken as a whole. For the purposes of this Section 7.10, a “Change of Control” shall mean, any transaction or series of related transactions whereby the Borrower and/or Borrower’s shareholders or affiliates of Borrower holding in excess of 50% of the outstanding voting capital stock of any Subsidiary immediately prior to such transaction or transactions, shall own less than 50% of the outstanding voting or capital stock of such Subsidiary immediately following such transaction or transactions. Notwithstanding the foregoing, (a) the existing financing arrangement between MBI Israel and Bank Leumi and (b) the existing financing arrangements between Integrity and Bank Leumi and Discount Bank shall be deemed “Permitted Indebtedness” and “Permitted Liens” hereunder, provided, however, Borrower shall not cause either MBI Israel or Integrity to grant additional Liens to either Bank Leumi, Discount Bank or any other entity.

VII. Promissory Note Restructure. The repayment terms of the Notes dated August 17, 2006 and September 5, 2006 shall be modified as set forth below and shall be effective as of February 1, 2007:

In each Note, the following definitions shall be deleted and replaced with the following:

“Loan Commencement Date” means October 1, 2007.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 27 calendar months.

In each Note, paragraph 1, “Repayment” shall be deleted and replaced with the following:

1. Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month. Beginning on the Loan Commencement Date and on each Payment Date after such date during the Repayment Period, Borrower shall pay equal installments of principal and interest in the amount of $60,250, in advance. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

Notwithstanding the foregoing, there shall be no rebate of any principal payments made prior to the revised Loan Commencement Date for each Note as set forth above. Effective on February 1, 2007, the Basic Rate shall again be subject to adjustment, subject to the terms of the Notes referenced above and this Section IV.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

GLASSHOUSE TECHNOLOGIES, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Mark A. Shirman	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
Name:	Mark A. Shirman
Title:	Chief Executive Officer	By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President

Exhibits

Exhibit B-2	Form of Note – Commitment Three
Exhibit C-3	Form of Additional Warrant - Lender
Exhibit C-4	Form of Additional Warrant – LCP-IV
Exhibit D-2	Form of Notice of Borrowing
Exhibit E-2	Incumbency Certificate
Exhibit J-1	Foreign Guarantees
Exhibit K-1	Foreign Perfection Documents – MBI Israel

• Exhibit K-1(A)-(C): Fixed Charge

• Exhibit K-1 (D)-(F): Floating Charge

• Exhibit K-1 (G): Bank Leumi Letter Agreement

• Exhibit K-1 (H): Shareholder Resolutions
Exhibit K-2	Foreign Perfection Documents – Integrity

• Exhibit K-2(A)-(C): Fixed Charge

• Exhibit K-2 (D)-(F): Floating Charge

• Exhibit K-2 (G): Bank Leumi Letter Agreement

• Exhibit K-2 (H): Discount Bank Letter Agreement

• Exhibit K-2 (I): Shareholder Resolutions
Exhibit L-1	Stock Pledge Agreements (including stock transfer form) – MBI Israel and Integrity
Exhibit M	Special Officer’s Certificate

EXHIBIT B-1

COMMITMENT THREE

[                    ]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this “Note”) is made                     , 2007, by GLASSHOUSE TECHNOLOGIES, INC. (“Borrower”) in favor of LIGHTHOUSE CAPITAL PARTNERS V, L.P. (collectively with its assigns, “Lender”). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 4091 between Borrower and Lender dated June 30, 2004, as amended (the “Loan Agreement”).

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 500 Drake’s Landing Road, Greenbrae, California 94904, or such other place as Lender may from time to time designate (“Lender’s Office”), the sum of $         plus all other monies advanced under or owing on account of the Advance evidenced hereby under that certain Loan and Security Agreement No. 4091 between Borrower and Lender dated June 30, 2004, as amended by Amendment 02 and Amendment 03 (the “Loan Agreement”), including interest on the unpaid balance of the Advance at the Basic Rate accruing from the Funding Date, and all other amounts due or to become due hereunder according to the terms hereof. Capitalized terms used and not otherwise defined herein are defined in the Loan Agreement.

“Basic Rate” means a variable per annum rate of interest equal to the Index plus the Interest Margin which shall be subject to adjustment as provided in the Loan Agreement. On and after the Loan Commencement Date, the Basic Rate shall be fixed and not subject to any further adjustments.

“Final Payment” “ means 6.25% of the original principal amount of the Note.

“Index” means the prevailing variable Prime Rate of annual interest as quoted from time to time in the western edition of the Wall Street Journal.

“Interest Margin” means 175 basis points.

“Loan Commencement Date” means September 1, 2007.

“Maturity Date” means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

“Payment Date” means the first day of each calendar month.

“Prepayment Fee” means (i) 3% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2007; (ii) 2% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2008 or 2009; or (iii) 1% of the outstanding principal amount being prepaid if such prepayment is made in calendar year 2010.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 36 calendar months.

1. Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month. Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2. Interest. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender’s option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed. All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender’s discretion and as provided in the Loan Agreement.

3. Prepayment.

a. Mandatory Prepayment Upon a Liquidation Event. If a Liquidation Event shall occur, then Borrower shall within 60 days of such Liquidation Event pay to Lender (i) the outstanding principal amount of the Note and any unpaid accrued interest, (ii) the Final Payment, (iii) the Prepayment Fee, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

b. Voluntary Prepayment. Borrower may voluntarily prepay all or any part of the principal due under this Note, provided that each of the following conditions is satisfied: Borrower pays to Lender (i) the outstanding principal amount of this Note and any unpaid accrued interest, (ii) the Final Payment with respect to the principal being prepaid, (iii) the Prepayment Fee, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note to the extent allocable to the amount being prepaid, and all such other amounts if such prepayment represents the outstanding principal balance hereunder.

4. Collateral. This Note is secured by the Collateral.

5. Waivers. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6. Choice of Law; Venue. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7. Miscellaneous. THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. “Hereof,” “herein,” “hereunder,” and similar words refer to this Note in its entirety. “Or” is not necessarily exclusive. “Including” is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties’ respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

GLASSHOUSE TECHNOLOGIES, INC.

By:

Name:

Title:

EXHIBIT C-3 AND C-4

ADDITIONAL WARRANTS

EXHIBIT D-2

NOTICE OF BORROWING – COMMITMENT THREE

                    ,

Lighthouse Capital Partners V, L.P.

500 Drake’s Landing Road

Greenbrae, CA 94904-3011

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 4091 dated as of June 30, 2004 (as it has been and may be amended from time to time, the “Loan Agreement,” initially capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS V, L.P. and GLASSHOUSE TECHNOLOGIES, INC. (the “Company”)

The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance under Commitment Three is $        . The business day of the proposed Advance is                     .

2. The Loan Commencement Date for this Advance under Commitment Three shall be September 1, 2007.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects.

4. No event that could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

GLASSHOUSE TECHNOLOGIES, INC.

By:

Name:

Title:

EXHIBIT E-1

INCUMBENCY CERTIFICATE

The undersigned, Marc F. Dupré, hereby certifies that:

1. He is the duly elected and acting Secretary of GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Mark A. Shirman	Chief Executive Officer
Marc F. Dupré	Secretary

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 20, 2007.

GLASSHOUSE TECHNOLOGIES, INC.

By:
Name:	Marc F. Dupré
Title:	Secretary

I, the Chief Executive Officer of the Company, do hereby certify that Marc F. Dupré is the duly qualified, elected and acting Secretary of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on March 20, 2007.

GLASSHOUSE TECHNOLOGIES, INC.

By:
Name:	Mark A. Shirman
Title:	Chief Executive Officer

EXHIBIT J-1

FOREIGN GUARANTEES

MBI Israel

Integrity

EXHIBIT K-1

FOREIGN PERFECTION DOCUMENTS – MBI ISRAEL

Fixed Charge

Floating Charge

Bank Leumi Letter Agreement

Shareholder Resolutions

EXHIBIT K-2

FOREIGN PERFECTION DOCUMENTS – INTEGRITY

Fixed Charge

Floating Charge

Bank Leumi Letter Agreement

Discount Bank Letter Agreement

Shareholder Resolutions

EXHIBIT L-1

STOCK PLEDGE AGREEMENTS

MBI ISRAEL

INTEGRITY

EXHIBIT M

SPECIAL OFFICER’S CERTIFICATE

The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”), to extend or continue financial accommodations to GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”) pursuant to the terms of that certain Loan and Security Agreement dated June 30, 2004, as amended (the “Loan Agreement”), hereby certifies that on the date hereof:

1.	I am the duly elected and acting Chief Executive Officer of Borrower.

2.	I am a Responsible Officer as that term is defined in the Loan Agreement.

3.	The highest outstanding principal amounts owed by MBI Israel and Integrity to Bank Leumi and Discount Bank during the preceeding quarter was $ . This amount is less than the $3,000,000 aggregate maximum amount allowed under Section 6.8 of the Loan Agreement.

4.	I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

5.	I will advise you if it comes to my attention that, as of the date hereof, the information submitted herewith was not in fact true, correct and complete.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on                     .

GLASSHOUSE TECHNOLOGIES, INC.

By:

Name:	Mark Shirman

Title:	Chief Executive Officer

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
	Bank Name:	Comerica Bank	Contact Name:	James Demoy
Account	Address:	100 Federal Street, 28th Fl.	Phone:	(617) 757-6342
Number	City, State, Zip:	Boston, MA 02110	Fax:	(617) 757-6310
1	Phone:	(617) 757-6300	E-mail: james_m_demoy@comerica.com
(ACH	Fax:	(617) 757-6310
Account)	Type of Account:
	Account number:	1892029669

	Bank Name:	Comerica Bank	Contact Name:	James Demoy
Account	Address:	100 Federal Street, 28th Fl.	Phone:	(617) 757-6342
Number	City, State, Zip:	Boston, MA 02110	Fax:	(617) 757-6310
2	Phone:	(617) 757-6300	E-mail: james_m_demoy@comerica.com
	Fax:	(617) 757-6310
Type of Account:
	Account number:	1892029461

	Bank Name:	Royal Bank of Scotland	Contact Name:	Adrian Nicols
Account	Address:	49 Charing Cross	Phone:
Number	City, State, Zip:	Drummonds A3	Fax:
3	Phone:		E-mail: Adrian.Nichols@rbs.co.uk
(GlassHouse	Fax:
(UK))	Type of Account:	Business Checking USDA
	Account number:	00744120

PERMITTED LIENS

EXISTING LIENS	None

SUBSIDIARIES

The Borrower has 3 wholly-owned Subsidiaries:

GlassHouse Technologies (UK) Limited (f.k.a. Source Enterprise Consulting Limited), a company organized under the laws of the England and Wales

The Storage Group, Inc., a company organized under the laws of the state of Delaware, which Subsidiary shall be liquidated within 60 days of the date of Amendment 02; and

GlassHouse Technologies, GmbH, a company organized under the laws of Germany and currently inactive.

PRIOR NAMES

None

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:
Current Headquarters (Location 1)	Contact Name: Address:	200 Crossing Blvd.	Contact Name: Company Name:	NMS Communications Corp.
	City, State, Zip:	Framingham, MA 01702	Address:	100 Crossing Blvd.
	Phone:	(508) 879-5729	City, State, Zip:	Framingham, MA 01702
	Fax:	(508) 879-7319	Phone:
Fax:

Location	Contact Name:		Contact Name:
2	Company Name:	Glasshouse Technologies, Inc.	Company Name:	Welsh Companies LLC
	Address:	Rosedale Towers	Address:	CM 9660, PO Box 70870
		1700 West Highway 36, Suite 205	City, State, Zip:	St. Paul, MN 55170
	City, State, Zip:	Roseville, MN 55113	Phone:
	Phone:	(651) 636-1300	Fax:
	Fax:	(651) 636-1700

	Contact Name:		Contact Name:
Location 3	Company Name:	Glasshouse Technologies, Inc.	Company Name:	Tech Space
	Address:	95 Morton Street	Address:	41 E. 11th St. 11th Fl.
	City, State, Zip:	New York, NY 10014	City, State, Zip:	New York, NY 10003
	Phone:	(212) 905-3025	Phone:	(212) 331-1100
	Fax:		Fax:

	Contact Name:		Contact Name:
Location 4	Company Name:	Glasshouse Technologies, Inc.	Company Name:	Equity Office
	Address:	4305 Hacienda Drive,	Address:	PeopleSoft Plaza
		Suite 350		4305 Hacienda Drive, Suite 180
	City, State, Zip:	Pleasanton, CA 95054	City, State, Zip:	Pleasanton, CA 94588
	Phone:	(925) 225-9130	Phone:	(415) 369-2328
	Fax:	(925) 225-9144	Fax:

			Billing Office:	Equity Office
Department 12540
PO Box 601051
Los Angeles, CA 90060-1051

	Contact Name:		Contact Name:
Location	Company Name:	Glasshouse Technologies, Inc.	Company Name:	BOI – Carlsbad, Inc.,
5	Address:	5963 La Place Court, Suite 314	Brandywine Operating Partnership LP
	City, State, Zip:	Carlsbad, CA 92008	Address:	705 Palomar Airport Road, Suite 320
	Phone:	(760) 435-9670	City, State, Zip:	Carlsbad, CA 92011
	Fax:	(760) 435-9672	Phone:
Fax:

	Contact Name:		Contact Name:
Location 6	Company Name:	Glasshouse Technologies, Inc.	Company Name:	New Boston Batterymarch
	Address:	2327 Englert Drive	Address:	60 State St. Suite 1500
	City, State, Zip:	Durham, NC 27713	City, State, Zip:	Boston, MA 02109-1803
	Phone:	(919) 767-5700	Phone:	(703) 556-6500
	Fax:	(919) 767-5799	Fax:

	Contact Name:		Contact Name:
Location	Company Name:	Glasshouse Technologies, Inc.	Company Name:	HQ Global Workplaces
7	Address:	2300 M. St. NW, Suite 800	Address:	2300 M. St. NW, Suite 800
	City, State, Zip:	Washington, DC 20037	City, State, Zip:	Washington, DC 20037
	Phone:	(202) 261-2188	Phone:	(202) 973-2800
	Fax:		Fax:

	Contact Name:		Contact Name:
Location 8	Company Name:	Glasshouse Technologies, (UK) Ltd.	Company Name:
	Address:	St Georges House	Address:
		31-33 Monument Hill	City, State, Zip:
	City, State, Zip:	Weybridge, Surrey KT12 8RN	Phone:
	Phone:	+44(0) 870 777 0017	Fax:
	Fax:	+44(0) 870 777 0018

	Contact Name:		Contact Name:
Location	Company Name:	Glasshouse Technologies, (UK) Ltd.	Company Name:
9	Address:	Langstone Technology	Address:
		Park, Langstone Road	City, State, Zip:
	City, State, Zip:	Havant, Hampshire PO9 1SA	Phone:
	Phone:	+44(0) 870 777 0017	Fax:
	Fax:	+44(0) 2392 498853